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                                                                    EXHIBIT 23.1


                          CONSENT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors and Stockholders of Western Staff Services, Inc.


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-10429) of Western Staff Services, Inc. of our report dated December 31, 1997, appearing on page F-1 of this Annual Report on Form 10-K.


/s/ Price Waterhouse LLP
---------------------------
PRICE WATERHOUSE LLP
San Francisco, California
January 29, 1998